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                                                                Exhibit 10.03


                           SECOND AMENDMENT AGREEMENT


     THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), dated as of June 23, 1997, is among HOLLINGER INTERNATIONAL PUBLISHING INC. (the "Company"), TELEGRAPH GROUP LIMITED (the "U.K. Borrower"), HOLLINGER CANADIAN PUBLISHING HOLDINGS INC. (the "Canadian Borrower" and, together with the Company and the U.K. Borrower, the "Borrowers"), the Lenders listed on the signature pages hereto (the "Lenders" and each a "Lender"), THE TORONTO-DOMINION BANK, as Issuing Bank (the "Issuing Bank"), TORONTO DOMINION (TEXAS), INC., as Administrative Agent, HOLLINGER INTERNATIONAL INC. ("Hollinger International") and HOLLINGER INTERNATIONAL (CANADA) HOLDINGS CO.("Canada Holdings");


                               W I T N E S E T H:

     WHEREAS, the Borrowers, the Lenders, the Issuing Bank and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of April 7, 1997, as amended by First Amendment Agreement dated as of May 12, 1997 (the "Credit Agreement");

     WHEREAS, the Canadian Borrower has made an offer to acquire the remaining shares in Southam not currently owned by it as approved pursuant to the First Amendment Agreement;

     WHEREAS, the Canadian Borrower has requested the Lenders to consent to certain changes in the offer for Southam and to amend the Credit Agreement as hereinafter set forth below;

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

     SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

     SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

               2.1 Amendments to Section 1. Section 1 of the Credit Agreement is amended as follows:

                   (a) The definition of "Approved Acquisition Circular" is amended in its entirety to read as follows:

                       "Approved Acquisition Circular means each of the Initial Acquisition Circular and the Subsequent Acquisition Circular."

                   (b) The definition of "Acquisition Documents" is amended in its entirety to read as follows:

                       "Acquisition Documents means each Approved Acquisition Circular and any other documents relating to either Approved Acquisition which have been approved by the Administrative Agent."

                   (c) The definition of "Approved Acquisition" is amended in its entirety to read as follows:

                       "Approved Acquisition means each of the Initial Southam Acquisition and the Subsequent Southam Acquisition."

                   (d) Clause (d) of the definition of "Change in


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Control" is amended in its entirety to read as follows:

                       "(d) Hollinger International shall cease to own, directly or indirectly, 50% of the Voting Stock and 100% of the non-Voting Stock of the Canadian Borrower (excluding, prior to the Mandatory Exchange Date, the HCPH Special Shares other than those HCPH Special Shares acquired by Hollinger International pursuant to an Optional Exchange) or Hollinger Inc. shall cease to own, directly or indirectly, 50% of the Voting Stock of the Canadian Borrower."

                   (e) Clause (d) of the definition of "Excess Cash Flow" is amended in its entirety to read as follows:

                       "(d) Prior to the Subsequent Acquisition Date, any Management Fees paid by Southam to the Company during such Fiscal Quarter."

                   (f) The definition of "Funded Debt" is amended by inserting the following at the end thereof:

                       "For purposes of calculating the Senior Leverage Ratio and the Total Leverage Ratio for periods ending before the Subsequent Acquisition Date, in the event the ratio of Funded Debt of Southam and its Subsidiaries (calculated on the same basis as for the Financial Group) to Operating Cash Flow for Southam and its Subsidiaries (calculated on the same basis as for the Financial Group) for the four fiscal quarters then most recently ended exceeds 4.0:1.0, the amount of Funded Debt of Southam and its Subsidiaries which causes the leverage ratio to exceed 4.0x shall be included as Funded Debt."

                   (g) The definition of "Financial Group" is amended in its entirety to read as follows:

                       "Financial Group means (a) prior to the Subsequent Acquisition Date, the Company and its Restricted Subsidiaries other than Southam and its Subsidiaries and (b) on and after the Subsequent Acquisition Date, the Company and its Restricted Subsidiaries (including Southam and its Subsidiaries)."

                   (h) The definition of "HCPH Special Share Exchange Agreement" is amended in its entirety to read as follows:

                       HCPH Special Share Exchange Agreement means the Exchange Indenture providing for the Exchange of Non-Voting Special Shares to be dated the Tranche D Availability Date between the Canadian Borrower, Hollinger International and Montreal Trust Company of Canada, as trustee for the holders of the HCPH Special Shares.

                   (i) The definition of "HCPH Special Shares" is amended in its entirety to read as follows:

                       HCPH Special Shares means the non-voting, non-redeemable, non-retractable Capital Stock of the Canadian Borrower which is issued in connection with the Initial Southam Acquisition (including those issued or transferred to holders of the Southam-Linked Debentures), which HCPH Special Shares are (a) mandatorily exchangeable on the Mandatory Exchange Date and (b) exchangeable at the option of the holder on any Optional Exchange Date into Class A Common Stock of Hollinger International.

                   (j) The definition of "Operating Cash Flow" is amended by inserting the following at the end thereof:
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                       "For purposes of calculating Operating Cash Flow on or
after the Subsequent Acquisition Date, 100% of the Operating Cash Flow of LMPL shall be included. The Operating Cash Flow of other non-Wholly Owned Restricted Subsidiaries of Southam which have not executed a Canadian Guaranty and a Canadian Security Agreement shall be excluded."

                   (k) The definition of "Redemption Date" is amended in its entirety to read as follows:

                       "Redemption Date means the date on which (a) the FDTH Series A and B Shares and the DTH Preference Shares have been redeemed and (b) either (i) the Argsub Preference Shares have been redeemed or (ii) Argsub shall have become a Wholly-Owned Restricted Subsidiary, all shares of Capital Stock of Argsub shall have been pledged pursuant to the U.K. Pledge Agreement and Argsub shall be a Dormant Subsidiary."

                   (l) The definition of "Series A Preferred Shares" is amended in its entirety to read as follows:

                       "Series A Preferred Shares means the Series A Redeemable Convertible Preferred Stock of Hollinger International, as in effect on the date of this Agreement or shares of another series of redeemable convertible preferred stock having substantially similar attributes which are received by Hollinger Inc. or its designated Subsidiary in one or more exchange transactions involving Hollinger International."

                   (m) Section 1 is amended by adding the following definitions in the proper alphabetical order:

                       Initial Acquisition Circular means the Canadian Borrower's Offer to Purchase All of the Common Shares of Southam Inc. dated May 15, 1997 as amended and extended pursuant to the Notice of Extension and Variation dated June 12, 1997 and by the Second Notice of Extension and Variation dated June 26, 1997.

                       Initial Southam Acquisition means the acquisition of shares of Southam by the Canadian Borrower pursuant to the Initial Acquisition Circular.

                       Mandatory Exchange Date has the meaning set forth in the HCPH Special Share Exchange Agreement.

                       Optional Exchange has the meaning set forth in the HCPH Special Share Exchange Agreement.

                       Optional Exchange Date has the meaning set forth in the HCPH Special Share Exchange Agreement.

                       Second Amendment Agreement means the Second Amendment Agreement dated as of June 23, 1997, among the Borrowers, the Lenders, the Issuing Bank and the Administrative Agent.

                       Subsequent Acquisition Circular means the documents to be dispatched to Southam shareholders describing the Subsequent Southam Acquisition and including the disclosures required by the applicable regulatory authorities.

                       Subsequent Acquisition Date means the date the Subsequent Southam Acquisition closes, the conditions set forth in Section 11.4 have been Waived or satisfied and funds are advanced under Tranche D to purchase the Southam shares acquired in connection with such Acquisition.


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                       Subsequent Southam Acquisition means the Acquisition,
after completion of the Initial Southam Acquisition, of all shares of Southam not then owned by the Canadian Borrower financed under Tranche D on terms and conditions satisfactory to the Lenders in their sole and absolute discretion.

               2.2 Section 2.1.1. The last paragraph of Section 2.1.1 of the Credit Agreement is amended in its entirety to read as follows:

                       "Commencing on the Amendment Effective Date, up to $200,000,000 of the Tranche A Commitment shall be available to the Company for issuance of Letters of Credit and Loans. Upon (a) the Canadian Acquisition Date, up to $450,000,000 of the Tranche A Commitment shall be available to the Company, (b) on the Tranche D Availability Date, up to $515,000,000 of the Tranche A Commitment shall be available to the Company and (c) on the Subsequent Acquisition Date, up to $900,000,000 of the Tranche A Commitment shall be available to the Company.

               2.3 Section 2.1.4. Section 2.1.4 of the Credit Agreement is amended in its entirety to read as follows:

                       "Section 2.1.4 Tranche D Commitment. On and subject to the terms and conditions of this Agreement (including Section 3), each of the Canadian Lenders, severally and for itself alone, from time to time during the period commencing on the Tranche D Availability Date and ending on the Commitment Termination Date agrees to (a) make loans to the Acquisition Borrower on a revolving basis (the "Tranche D Loans") and to create banker's acceptances for the account of the Acquisition Borrower (the "Tranche D Acceptances") in such Canadian Lender's Canadian Percentage of such aggregate amount as the Acquisition Borrower may from time to time request from all Canadian Lenders under the Tranche D Commitment, provided the Canadian Lenders shall not be obligated to make any Tranche D Loan or create any Tranche D Acceptance if, after making such Loan or creating such Acceptance, the sum of
(a) the aggregate principal amount of all outstanding Tranche D Loans plus (b) the face amount of all outstanding Tranche D Acceptances exceeds (i) during the period commencing on the Tranche D Availability Date and ending on the earlier of the Subsequent Acquisition Date or the Commitment Termination Date, an amount equal to the lesser of (x) the aggregate amount of Tranche D Commitments and (y)$65,000,000 or (ii) during the period commencing on the Subsequent Acquisition Date and ending on the Commitment Termination Date, the aggregate amount of the Tranche D Commitments.

               2.4 Section 6.1.2. Section 6.1.2 of the Credit Agreement is amended as follows:

                   (a) Section 6.1.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                       "(b) Prior to the Subsequent Acquisition Date, on each date that is fourteen Business Days after the date on which the Asset Coverage Ratio has been below 0.60:1.0 for three consecutive Business Days, (i) the Total Commitment and the Tranche A Commitment shall be reduced by the amount necessary to reduce the Total Leverage Ratio to the lesser of 6.0:1.0 or to the then applicable ratio (the "Required Reduction"), (ii) the Tranche D Commitment shall be reduced by an amount equal to the lesser of (x) the Tranche D Commitments and (y) the Required Reduction and (iii) if the Tranche D Commitment is less than the Required Reduction, the Tranche C Commitment shall be reduced by the amount by which the Required Reduction exceeds the Tranche D

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Commitment. The Canadian Borrower shall be entitled to sell that amount of
Southam shares pledged to the Lenders as may be necessary to enable the Borrowers to make any prepayment required by such Commitment reductions. The Borrowers shall not be permitted to borrow during such fourteen Business Days."

                   (b) Section 6.1.2(g) is amended in its entirety to read as follows:

                       "(g) On August 31, 1997, if the Southam Acquisition Date has not yet occurred, the Total Commitment and the Tranche A Commitment shall automatically and permanently be reduced to $515,000,000 and the Tranche D Commitment shall automatically and permanently be reduced to $65,000,000."

               2.5 Section 6.1.3. Section 6.1.3 of the Credit Agreement is amended in its entirety to read as follows:

                       "6.1.3 Application of Mandatory Commitment Reductions to Tranches. Mandatory Commitment reductions pursuant to Section 6.1.2 shall be applied against the mandatory reductions of the Commitments required by Section 6.1.2(f) in inverse order of reduction. Mandatory Commitment reductions resulting from Asset Sales under Section 6.1.2(a) shall be applied dollar for dollar (a) in the case of Asset Sales by the Canadian Borrower or any of its Restricted Subsidiaries (other than Southam and its Restricted Subsidiaries or the sale of Capital Stock of Southam), to the Tranche A and Tranche C Commitments, (b) in the case of sale of Capital Stock of Southam prior to the Subsequent Acquisition Date, as provided in Section 6.1.2(b) and after the Subsequent Acquisition Date (provided the Lenders have given their consent), to the Tranche A and Tranche D Commitments, (c) in the case of Asset Sales by the U.K. Borrower or any of its Restricted Subsidiaries, to the Tranche A and Tranche B Commitments, (d) in the case of Asset Sales by Southam or any of its Restricted Subsidiaries after the Subsequent Acquisition Date, to the Tranche A and Tranche D Commitments, and (e) in the case of Asset Sales by the Company or any other Restricted Subsidiary, to the Tranche A Commitment and pro rata among the Tranche B, Tranche C and Tranche D Commitments. Mandatory Commitment reductions resulting from events described in Section 6.1.2(d) or (e) shall be applied to the Tranche A Commitment and, to the extent that any such Commitment would exceed the Total Commitment, the Tranche B, Tranche C and Tranche D Commitments."

               2.6 Section 10.1.4. Section 10.1.4 of the Credit Agreement is amended by inserting at the beginning thereof the following: "Prior to the Subsequent Acquisition Date,".

               2.7 Section 10.6. Section 10.6 of the Credit Agreement is amended in its entirety to read as follows:

                       "10.6 Financial Covenants.

                       10.6.1 Total Leverage Ratio. Not permit the Total Leverage Ratio to exceed (a) 7.25:1.0 at any time prior to the Canadian Acquisition Date, nor (b) at any time on or after the Canadian Acquisition
Date, but prior to the Subsequent Acquisition Date, the ratio set forth opposite such period under the column heading "Post Canadian Acquisition" in the table below, nor (c) at any time on or after the Subsequent Acquisition
Date the ratio set forth opposite such period under the column heading "Post Subsequent Acquisition" in the table below; provided, however, that, prior to the Subsequent Acquisition Date, if the Asset Coverage Ratio is less than 0.60:1.0, the Total
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Leverage Ratio shall not at any time exceed 6.00:1.0 with such stepdowns as the
Required Lenders may determine to be appropriate.


                                Post Canadian
                                 Acquisition
     Canadian Acquisition           Period

         Date to 09/29/97          6.75:1.0
     09/30/97 to 03/30/98          6.50:1.0
     03/31/98 to 12/30/98          6.00:1.0
     12/31/98 to 06/29/99          5.00:1.0
     06/30/99 to 12/30/99          4.50:1.0
     12/31/99 to 12/30/00          4.25:1.0
     12/31/00 and thereafter       4.00:1.0

                                Post Subsequent
                                  Acquisition
     Subsequent Acquisition         Period

         Date to 03/30/98          6.00:1.0
     03/31/98 to 12/30/98          5.50:1.0
     12/31/98 to 06/29/99          5.00:1.0
     06/30/99 to 12/30/99          4.75:1.0
     12/31/99 to 12/30/00          4.50:1.0
     12/31/00 and thereafter       4.00:1.0

                       10.6.2 Senior Leverage Ratio. Not permit the Senior Leverage Ratio to exceed (a) prior to the Subsequent Acquisition Date, the ratio set forth opposite such period under the heading "Pre Subsequent Acquisition" in the table below, and (b) after the Subsequent Acquisition Date, the ratio set forth opposite such period under the heading "Post Subsequent Acquisition" in the table below.

                                Pre Subsequent
                                 Acquisition
     Canadian Acquisition           Period

         Date to 09/29/97          4.25:1.0
     09/30/97 to 12/30/98          4.00:1.0
     12/31/98 to 12/30/99          3.50:1.0
     12/31/99 to 12/30/00          3.25:1.0
     12/31/00 and thereafter       3.00:1.0

                                Post Subsequent
                                  Acquisition
     Tranche D Availability         Period

          Date to 03/30/98         4.25:1.0
     03/31/98 to 12/30/98          4.00:1.0
     12/31/98 to 12/30/99          3.75:1.0
     12/31/99 to 12/30/00          3.50:1.0
     12/31/00 and thereafter       3.00:1.0

                       10.6.3 Interest Coverage Ratio. Not permit the Interest Coverage Ratio to be less than the ratio set forth opposite the applicable period below as of any Computation Period falling within such period.

            Period                  Ratio

     01/01/97 to 06/29/98          1.50:1.0
     06/30/98 to 03/30/99          1.75:1.0
     03/31/99 and thereafter       2.00:1.0

                       10.6.4 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio to be less than (a) prior to the Tranche D Availability Date, the ratio set forth opposite such period under the column heading

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"Pre Approved Acquisition" in the table below and (b) on or after the Tranche D
Availability Date, 1.15:1.0:

                             Pre Approved
                              Acquisition
     Amendment Effective         Period
       Date to 06/29/98         1.05:1.0
     06/30/98 and thereafter    1.10:1.0

                       10.6.5 Asset Coverage Ratio. Not permit the Asset Coverage Ratio to be less than 0.60:1.0 at any time prior to the Subsequent Acquisition Date. After the earlier of (a) the Subsequent Acquisition Date or
(b) the Commitment reduction pursuant to Section 6.1.2(b), this Section shall no longer be applicable.

                       10.6.6 Computation of Financial Covenants. For purposes of calculating any financial covenant contained in this Section 10.6, any accounting adjustments or the reversal of any reserves established in connection therewith shall not affect the calculation of such financial covenant. Upon the implementation of any accounting adjustments, the financial statements delivered hereunder and the financial covenants shall be prepared without regard to such adjustments until a mutually satisfactory amendment to the financial covenants has been implemented."

               2.8 Section 10.7. Section 10.7 of the Credit Agreement is amended by deleting clauses (n) through (q) thereof and inserting the following therefor:

                       "; (n) from and after the Subsequent Acquisition Date, to the extent the same are outstanding on such date, (i) the Southam Medium Term Notes; (ii) Debt of Southam in connection with two Hedging Agreements dated May 18, 1994 and July 26, 1994, respectively, having an aggregate notional amount of Cdn$25,000,000; (iii) the SHC Preferred Shares; (iv) the LMPL Redeemable Capital Stock, and (v) for a period ending 20 days after the Southam Acquisition Date, Debt pursuant to the Cdn$75,000,000 Medium Term Notes of Southam due December 8, 2005.

               2.9 Section 10.8. Clause (1) of Section 10.8 of the Credit Agreement is amended in its entirety to read as follows:

                       "(l) from and after the Southam Acquisition Date (or such earlier date as may be acceptable to the Lenders), Liens securing the Southam Medium Term Notes provided such Liens are pari passu with Liens in favor of the Administrative Agent and are on terms satisfactory to the Lenders."

               2.10 Section 10.9. Section 10.9(b) of the Credit Agreement is amended as follows:

                   (a) clause (iv) of Section 10.9(b) is amended in its entirety to read as follows:

                       "(iv) loans, advances, dividends or distributions by any Restricted Subsidiary to the Company or any Restricted Subsidiary or to Hollinger International for the purpose of redeeming shares of Series A Preferred Shares on each date Southam-Linked Debentures are to be redeemed pursuant to the cash offer or the cash and HCPH Special Share offer announced by Hollinger Inc. prior to the date of the Second Amendment in an amount not exceeding the lesser of (x) the redemption price of the Series A Preferred Shares being redeemed and (y) the amount of cash required to be paid to the holders of the Southam-Linked Debentures who tender said Debentures for redemption in connection with such offers;"

                   (b) Section 10.9(b) is amended by inserting the following new clause (vii) at the end thereof:

                       "(vii) loans, advances, dividends or distributions to Hollinger International for the purpose of purchasing Class A Common Stock of Hollinger International on the open market in an amount not to exceed $20,000,000 in the aggregate."

               2.11 Section 10.10. Section 10.10 of the Credit Agreement is amended as follows:

                   (a) Section 10.10 is amended by inserting the following new clauses (j) and (k) following clause (i) and preceding the final paragraph:

                       "(j) Series A Preferred Stock acquired in connection with redemption of the Southam-Linked Debentures on the Tranche D Availability Date, and if applicable, any Southam-Linked Debentures acquired on such date provided such Southam-Linked Debentures are simultaneously acquired by Hollinger Inc. on terms and conditions satisfactory to the Administrative Agent; and

                       (k) investments in Capital Stock of Argsub, provided that the conditions outlined in the definition of "Redemption Date" are met."

                   (b) Clause (iii) of the last paragraph of Section 10.10 is amended in its entirety to read as follows:

                       "(iii) Prior to the Subsequent Acquisition Date, neither the Company nor any of its Restricted Subsidiaries in the Financial Group shall make any Investments in Southam or any of its Subsidiaries except pursuant to the Initial Approved Acquisition and the Subsequent Approved Acquisition and after the Subsequent Acquisition Date, neither the Company nor any of its Restricted Subsidiaries in the Financial Group shall make any Investments in any Restricted Subsidiaries of Southam which are not Obligors."

               2.12 Section 10.11. Section 10.11(g) of the Credit Agreement is amended in its entirety to read as follows:

                       "(g) the Initial Southam Acquisition provided the conditions of Section 11.4 have been satisfied or waived with respect to such Approved Acquisition and the Subsequent Southam Acquisition provided the conditions of Section 11.4 have been satisfied or waived with respect to such Approved Acquisition."

               2.13 Section 10.18. Clause (c) of Section 10.18 of the Credit Agreement is amended in its entirety to read as follows:

                       "(c) The obligations of the U.K. Borrower, the Canadian Borrower and the Acquisition Borrower hereunder and under the other Loan Documents are (i) secured by (x) (A) 100% of the Capital Stock and Subsidiary Notes of the U.K. Borrower and each of its Restricted Subsidiaries, (B) 100% of the Capital Stock (excluding, prior to the Mandatory Exchange Date, the HCPH Special Shares) and Subsidiary Notes of the Canadian Borrower, the Acquisition Borrower and each of their Restricted Subsidiaries in the Financial Group (other than Southam and its Subsidiaries), all Series A Preferred Stock owned by the Company or any of its Restricted

Subsidiaries and all HCPH Special Shares acquired on any Optional Exchange Date or on the Mandatory Exchange Date by Hollinger International or any of its Affiliates, (C) (1) on the Amendment Effective Date, not less than 42.8% of the Capital Stock of Southam outstanding on the Amendment Effective Date, (2) on and after the Tranche D Availability Date all of the Capital Stock and Subsidiary Notes of Southam owned by Hollinger International or any of its Affiliates other than Capital Stock of Southam which is pledged to secure the Southam-Linked Debentures,(3) on and after the Subsequent Acquisition Date, all of the Capital Stock and Subsidiary Notes of Southam owned by Hollinger International or any of its Affiliates (which shall constitute not less than that percentage of all Southam Capital Stock outstanding on such date as may be required by the Lenders in connection with their approval of the Subsequent Southam Acquisition), (4) on and after the Southam Acquisition Date, 100% of the Capital Stock and Subsidiary Notes of Southam and 100% of the Capital Stock (or such lesser amount as is owned by Southam) and Subsidiary Notes of each of Southam's Restricted Subsidiaries and (y) substantially all the assets (other than real property) of the U.K. Borrower, the Canadian Borrower, the Acquisition Borrower and each of their Restricted Subsidiaries in the Financial Group (other than Southam and its Restricted Subsidiaries) and, upon the Southam Acquisition Date, substantially all the assets (other than real property) of Southam and its Wholly-Owned Restricted Subsidiaries and (ii) guaranteed by each other Borrower and such Borrower's Restricted Subsidiaries in the Financial Group other than the Israeli Subsidiaries and Dormant Subsidiaries and, prior to the Southam Acquisition Date, Southam and its Restricted Subsidiaries, subject, in each case, to such exceptions as the Administrative Agent or the Required Lenders may from time to time permit."

               2.14 Section 10.31. Section 10.31 of the Credit Agreement is amended in its entirety to read as follows:

                       "10.31 Capital Expenditures. Not, and not permit any Restricted Subsidiary in the Financial Group to, make or commit to make any Capital Expenditure during any Fiscal Year, unless, after giving effect to such Capital Expenditure, the aggregate amount of all Capital Expenditures made by the Company and such Restricted Subsidiaries during such Fiscal Year shall not exceed (a) prior to the Subsequent Acquisition Date, $40,000,000 and (b) after the Subsequent Acquisition Date, $60,000,000. In addition, (x) the Company and its Restricted Subsidiaries organized in the United States may make Capital Expenditures during Fiscal Years 1997, 1998 and 1999 not exceeding $100,000,000 in the aggregate for the Sun-Times Plant and (y) provided the Subsequent Acquisition Date has occurred, Southam and its Restricted Subsidiaries may make Capital Expenditures during Fiscal Years 1997 and 1998 not exceeding $50,000,000 in the aggregate for the Southam Pacific Press."

               2.15 Section 10.32. Sections 10.32(f) and (g) of the Credit Agreement are deleted in their entirety.

               2.16 Section 11.4.1. Section 11.4.1 of the Credit Agreement is amended as follows:

                   (i) Clause (f) is amended in its entirety to read as follows:

                       "(f) Certificate of Southam-Linked Debenture Trustee. A certificate of Montreal Trust Company, as trustee for the holders of the Southam-Linked Debentures, certifying the number of Southam-Linked Debentures which have been tendered for redemption and setting forth the amount of cash which must be delivered in connection with such redemption and the number of shares of Southam Capital Stock which will be redeemed upon receipt of such amount.

                   (ii) Clause (i) is amended in its entirety to read as follows:

                       "(i) Certificate of Depositary. A certificate of The R-M Trust Company, as Depositary, certifying the number of Southam shares which have been deposited pursuant to the Initial Acquisition Circular and not withdrawn."

                   (iii) Clause (m) is deleted in its entirety.

               2.17 Section 11.4.7. The Lenders agree that there is no Debt to be Repaid in connection with the Initial Southam Acquisition.

               2.18 Section 12.1. Section 12.1.15 of the Credit Agreement is deleted in its entirety.

     SECTION 3 AMENDMENTS TO HOLLINGER INTERNATIONAL GUARANTEE. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), Section 4.8 of the Hollinger International Guarantee is amended in its entirety to read as follows:

     Section 4.8 Registration Statement. Hollinger International shall file a Registration Statement covering the Class A Common Stock to be issued pursuant to the HCPH Special Share Exchange Agreement on or prior to December 23, 1997 and shall cause such Registration Statement to be declared effective as soon as practicable. International shall maintain the effectiveness of such Registration Statement (or another Registration Statement covering the shares to be issued pursuant to the HCPH Special Share Exchange Agreement) at all times from the effective date thereof until the Mandatory Exchange Date.

     SECTION 4 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Issuing Bank and the Administrative Agent to execute and deliver this Amendment, each Borrower hereby represents and warrants to each Lender, the Issuing Bank and to the Administrative Agent that:

                   (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

                   (b) the warranties of the Borrowers contained in Section 9 of the Credit Agreement are true and correct as of the date hereof, with the same effect as though made on such date.

     SECTION 5 CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2, Section 3 and Section 4 hereof shall become effective as of June 23, 1997 (the "Second Amendment Effective Date") when the Administrative Agent shall have received ten counterparts of this Amendment executed by all of the parties hereto.

     SECTION 6 GENERAL.

               6.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any other Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect, and shall remain in full force and effect.

               6.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

               6.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS WITH RESPECT THERETO.

               6.4 Loan Document. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         HOLLINGER INTERNATIONAL PUBLISHING INC.



                                         By:
                                         Title:

                                         HOLLINGER INTERNATIONAL INC.



                                         By:
                                         Title:

                                         HOLLINGER INTERNATIONAL (CANADA)
                                         HOLDINGS CO.



                                         By:
                                         Title:


                                         TELEGRAPH GROUP LIMITED



                                         By:
                                         Title:



                                         HOLLINGER CANADIAN PUBLISHING
                                         HOLDINGS INC.



                                         By:
                                         Title:



                                         TORONTO DOMINION (TEXAS), INC., as
                                         Administrative Agent



                                         By:
                                         Title:

                                         THE TORONTO-DOMINION BANK, as
                                         Issuing Bank



                                         By:
                                         Title:



                                         TORONTO DOMINION (TEXAS), INC., as
                                         Lender under Tranche A and Tranche B



                                         By:
                                         Title:


                                         THE TORONTO-DOMINION BANK, as
                                         Canadian Lender under Tranche C and
                                         Tranche D



                                         By:
                                         Title:



                                         CIBC INC., as Lender under Tranche A



                                         By:
                                         Title:


                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Lender under Tranche B and
                                         Canadian Lender under Tranche C and
                                         Tranche D



                                         By:
                                         Title:



                                         THE BANK OF NOVA SCOTIA, as Lender
                                         under Tranche A



                                         By:
                                         Title:



                                         THE BANK OF NOVA SCOTIA, as Lender
                                         under Tranche B



                                         By:
                                         Title:


                                         THE BANK OF NOVA SCOTIA, as Canadian
                                         Lender under Tranche C and Tranche D



                                         By:
                                         Title:

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Lender under Tranche A and
                                          Tranche B



                                          By:
                                          Title:


                                          FIRST CHICAGO NBD BANK, CANADA, as
                                          Canadian Lender under Tranche C and
                                          Tranche D



                                          By:
                                          Title:



                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Lender under
                                          Tranche A and Tranche B



                                          By:
                                          Title:


                                          BANK OF AMERICA CANADA, as Canadian
                                          Lender under Tranche C and Tranche D



                                          By:
                                          Title: